UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  May 11, 2004
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                Date of Report (Date of earliest event reported)


                           EXTENDED STAY AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                   001-13125                 36-3996573
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(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                  Identification Number)

                                100 Dunbar Street
                              Spartanburg, SC 29306
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               (Address of principal executive offices) (zip code)


                                 (864) 573-1600
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On May 11, 2004, The Blackstone Group issued a press release announcing that Extended Stay America, Inc. (the "Company") had completed its merger with an affiliate of The Blackstone Group. Under the terms of the merger agreement, stockholders of the Company will receive $19.625 per share in cash, without interest.

A copy of the press release issued by The Blackstone Group on May 11, 2004, announcing the completion of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit Number                      Description of Exhibit

           99.1 Press release, dated May 11, 2004, of The Blackstone Group, announcing the completion of the merger



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXTENDED STAY AMERICA, INC.



Date: May 11, 2004                      By:  /s/James A. Ovenden
                                            ------------------------------------
                                            Name:  James A. Ovenden
                                            Title: Chief Financial Officer




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                                  EXHIBIT INDEX


     Exhibit Number                     Description of Exhibit

           99.1 Press release, dated May 11, 2004, of The Blackstone Group, announcing the completion of the merger